EXHIBIT 10.20

STOCK PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement") is made as of July 25, 2000, by Hispanic Television Network, Inc., a Delaware corporation ("Debtor"), in favor of the lenders under the Loan Agreement (as defined below), including but not limited to those lenders listed on Schedule I hereto (each individually a "Secured Party" and collectively referred to herein as "Secured Parties").

W I T N E S S E T H:

     WHEREAS, Debtor and each Secured Party are parties to a Loan Agreement dated of even date herewith (as from time to time amended, supplemented, or restated, the "Loan Agreement"); and

     WHEREAS, pursuant to the Loan Agreement, Secured Parties have agreed to extend credit to Debtor; and

     WHEREAS, it is a condition precedent to each Secured Party's obligation to advance funds pursuant to the Loan Agreement that Debtor shall execute and deliver this Agreement to Secured Parties; and

     WHEREAS, the board of directors of Debtor has determined that Debtor's execution, delivery and performance of this Agreement may reasonably be expected to benefit Debtor, directly or indirectly, and are in the best interests of Debtor; and

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Debtor from Secured Parties' extensions of credit under the Loan Agreement, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Secured Parties to extend credit under the Loan Agreement, Debtor hereby agrees with Secured Parties as follows:

AGREEMENTS

ARTICLE I -- Definitions and References

     Section 1.1.      General Definitions. As used herein, the terms "Agreement", "Debtor", "Secured Party", "Secured Parties", "Note", and "Loan Agreement" shall have the meanings indicated above, and the following terms shall have the following meanings:

     "Agent" means any Person (including any Lender) who is appointed from time to time by Majority Lenders as Agent for all Lenders in respect of any rights and remedies hereunder or under the other Loan Documents, which such Person shall act upon the direction of Majority Lenders.

     "Collateral" means all property, of whatever type, which is described in Section 2.1 as being at any time subject to a security interest granted hereunder to Secured Parties.

     "Commitment" means the agreement or commitment by Secured Parties to make loans or otherwise extend credit to Debtor under the Loan Agreement, and any other agreement, commitment, statement of terms or other document contemplating the making of loans or advances or other extension of credit by Secured Parties to or for the account of Debtor which is now or at any time hereafter intended to be secured by the Collateral under this Agreement.

     "Issuer" means any issuer of Pledged Shares and any successor of such Issuer.

     "Lenders" means the Persons who are from time to time "Lenders" as defined in the Loan Agreement.

     "Notes" has the meaning given to such term in the Loan Agreement.

     "Obligation Documents" means the Loan Agreement, all other Loan Documents, and all other documents and instruments under, by reason of which, or pursuant to which any or all of the Secured Obligations are evidenced, governed, secured, guarantied, or otherwise dealt with, and all other agreements, certificates, and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith.

     "Other Liable Party" means any Person, other than Debtor, who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may now or may at any time hereafter have granted to Secured Parties a Lien upon any property as security for the Secured Obligations.

     "Pledged Shares" has the meaning given it in Section 2.1(a).

     "Related Person" means Debtor, each Subsidiary of Debtor, and each Other Liable Party.

     "Secured Obligations" shall have the meaning given it in Section 2.2.

     "Security Agreement" means that certain Security Agreement of even date herewith executed by Debtor in favor of Secured Parties.

     "Subsidiary" means, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person.

     "UCC" means the Uniform Commercial Code in effect in the State of Texas on the date hereof.

     Section 1.2.      Incorporation of Other Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement which are defined in the Loan Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the UCC and not otherwise defined herein or in the Loan Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires.

     Section 1.3.      Attachments. All exhibits or schedules which may be attached to this Agreement are a part hereof for all purposes.

     Section 1.4.      Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

     Section 1.5.      References and Titles. All references in this Agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

ARTICLE II -- Security Interest

     Section 2.1.      Grant of Security Interest. As collateral security for all of the Secured Obligations, Debtor hereby pledges and assigns to Secured Parties and grants to Secured Parties a continuing security interest in and to all right, title and interest of the following:

     (a)      Pledged Shares. All of the following, whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights: all shares of stock of each of Debtor's Subsidiaries, including but not limited to the shares of stock described in Exhibit A hereto, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares (any and all such shares, certificates, options, rights, dividends, cash, instruments and other property being herein called the "Pledged Shares").

     (b)      Proceeds. All proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     Section 2.2.      Secured Obligations Secured. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred or arising:

     (a)      Loan Agreement Indebtedness. The payment by Debtor, as and when due and payable, of the "Obligations", as defined in the Loan Agreement, of all amounts from time to time owing by Debtor under or in respect of the Loan Agreement, the Note, or any of the other Obligation Documents, and the due performance by Debtor of all of its other obligations under or in respect of the various Obligation Documents.

     (b)      Renewals. All renewals, extensions, amendments, modifications, supplements, or restatements of or substitutions for any of the foregoing.

     As used herein, the term "Secured Obligations" refers to all present and future indebtedness, obligations and liabilities of whatever type which are described above in this section, including any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of Debtor. Debtor hereby acknowledges that the Secured Obligations are owed to the various Secured Parties and that each Secured Party is entitled to the benefits of the Liens given under this Agreement.

ARTICLE III -- Representations, Warranties and Covenants

     Section 3.1.      Representations and Warranties. Each of the representations and warranties in the Loan Agreement made by Debtor or any Restricted Person is true and correct. In addition, Debtor hereby represents and warrants to Secured Parties as follows:

     (a)      Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Parties as provided herein, free and clear of any Lien, adverse claim, or encumbrance except for the restrictions and Applicable Regulations noted in Section 3.1(c). This Agreement creates a valid and binding first priority security interest in favor of Secured Parties in the Collateral, which security interest secures all of the Secured Obligations except for the restrictions and Applicable Regulations noted in Section 3.1(c).

     (b)      Perfection. The taking possession by any Agent (at Majority Lenders' direction and discretion) as a bailee for all Lenders of all certificates, instruments and cash constituting Collateral from time to time and the filing of the financing statements delivered concurrently herewith by Debtor to Secured Parties will perfect, and establish the first priority of, each Secured Party's security interest hereunder in the Collateral securing the Secured Obligations except for the restrictions and Applicable Regulations noted in Section 3.1(c). No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest except for continuation statements or filings described in the Loan Agreement.

     (c)      Pledged Shares. Debtor has delivered to Agent all certificates evidencing Pledged Shares. All such certificates are valid and genuine and have not been altered. All shares and other securities constituting the Pledged Shares have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Person or of any agreement by which Debtor or the Issuer thereof is bound. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer or pledge of Pledged Shares (or rights in respect thereof) have been paid. No restrictions or conditions exists with respect to the transfer, voting or capital of any Pledged Shares other than generally applicable restrictions imposed by the Communications Act of 1934, as amended (the "Act") and the rules, regulations and policies of the Federal Communications Commission (the "FCC") (collectively, "Applicable Regulations"). No Issuer of any Pledged Shares has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to have issued to him capital stock of such Issuer. The Pledged Shares do not constitute "margin stock" as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System.

     Section 3.2.      Covenants. Unless Majority Lenders shall otherwise consent in writing, Debtor will at all times (i) comply with the covenants contained in the Loan Agreement which are applicable to Debtor and (ii) comply with the covenants contained in this Section 3.2 so long as any part of the Secured Obligations or the Commitment is outstanding.

     (a)      Delivery of Pledged Shares. All instruments, certificates, and writings evidencing the Pledged Shares shall be delivered to Agent on or prior to the execution and delivery of this Agreement. All other certificates, instruments, or writings hereafter evidencing or constituting Pledged Shares, and all amendments or supplements to the articles of incorporation or bylaws of any Issuer (whether or not authorized hereunder), shall be delivered to Agent promptly upon the receipt thereof by or on behalf of Debtor. All such Pledged Shares shall be held by Agent on behalf of Secured Parties pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary endorsement or shall be accompanied by fully executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Majority Lenders.

     (b)      Proceeds of Pledged Shares. If Debtor shall receive, by virtue of its being or having been an owner of any Pledged Shares, any (i) stock certificate (including any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reorganization, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument or writing; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Shares, or otherwise; (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to Section 4.8 hereof) or in securities or other property, or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive the same in trust for the benefit of Secured Parties, shall segregate it from Debtor's other property, and shall promptly deliver it to Agent, for the benefit of Secured Parties, in the exact form received, with any necessary endorsement or appropriate stock powers duly executed in blank, to be held by Agent, for the benefit of Secured Parties, as Collateral.

     (c)      Status of Pledged Shares. The certificates evidencing the Pledged Shares shall at all times be valid and genuine and shall not be altered. The Pledged Shares at all times shall be duly authorized, validly issued, fully paid, and non-assessable, and shall not be issued in violation of the pre-emptive rights of any Person or of any agreement by which Debtor or the Issuer thereof is bound and shall not be subject to any restrictions with respect to transfer, voting or Capital of such Pledged Shares.

     (d)      Dilution of Shareholdings. Debtor will not permit the issuance of (i) any additional shares of any class of capital stock of any Issuer (unless immediately upon issuance the same are pledged and delivered to Agent, for the benefit of Secured Parties, pursuant to the terms hereof to the extent necessary to give Secured Parties a first priority security interest after such issue in at least the same percentage of such Issuer's outstanding shares as Debtor had before such issue), (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock, or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock not outstanding as of the date of this Agreement.

     (e)      Restrictions on Pledged Shares. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Shares.

     (f)      Limitation on Mergers, Consolidations. No Subsidiary of Debtor will merge or consolidate with or into any other Person except that any Subsidiary of Debtor may be merged into or consolidated with Debtor, so long as Debtor is the surviving business entity.

ARTICLE IV -- Remedies, Powers and Authorizations

     Section 4.1.      Provisions Concerning the Collateral.

     (a)      Additional Filings. Debtor hereby authorizes Secured Parties to file, without the signature of Debtor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or of any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by Secured Parties.

     (b)      Power of Attorney. Debtor hereby irrevocably appoints Agent as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time during the continuation of an Event of Default, in Agent's discretion, to take any action, and to execute or indorse any instrument, certificate or notice, which Agent may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument: (i) to request or instruct each Issuer (and each registrar, transfer agent, or similar Person acting on behalf of each Issuer) to register the pledge or transfer of the Collateral to Agent; (ii) to otherwise give notification to any Issuer, registrar, transfer agent, financial intermediary, or other Person of Secured Parties' security interests hereunder; (iii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iv) to receive, indorse and collect any drafts or other instruments or documents; (v) to enforce any obligations included among the Collateral; and (vi) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce, perfect, or establish the priority of the rights of Secured Parties with respect to any of the Collateral. Debtor hereby acknowledges that such power of attorney and proxy are coupled with an interest, and are irrevocable.

     (c)      Performance by Agent. If Debtor fails to perform any agreement or obligation contained herein, any Agent (at the direction of Majority Lenders) may after giving fifteen (15) days notice of such nonperformance to Debtor, perform, or cause performance of, such agreement or obligation, and the expenses of any Agent incurred in connection therewith shall be payable by Debtor under Section 4.5.

     (d)      Collection Rights. Majority Lenders of Agent (at Majority Lenders' direction) shall have the right at any time, upon the occurrence and during the continuance of a Default or of an Event of Default, to notify (or require Debtor to notify) any or all Persons (including any Issuer) obligated to make payments which are included among the Collateral (whether accounts, general intangibles, dividends, or otherwise) of the assignment thereof to Secured Parties under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Agent and, upon such notification and at the expense of Debtor and to the extent permitted by law, to enforce collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor could have done. After Debtor receives notice that either of Majority Lenders or Agent (at Majority Lenders' direction) has given (and after Majority Lenders or Agent (at Majority Lenders' direction) has required Debtor to give) any notice referred to above in this subsection:

(i)      all amounts and proceeds (including instruments and writings) received by Debtor in respect of such rights to payments, accounts, or general intangibles shall be received in trust for the benefit of Secured Parties hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Agent in the same form as so received (with any necessary indorsement) to be, at Majority Lenders' discretion, either (A) held as cash collateral and released to Debtor upon the remedy of all Defaults or Events of Default, or (B) if any Event of Default shall have occurred and be continuing, applied as specified in Section 4.3, and

(ii)      Debtor will not adjust, settle or compromise the amount or payment of any such account or general intangible or release wholly or partly any account debtor or obligor thereof (including any Issuer) or allow any credit or discount thereon.

     (e)      FCC Matters. Notwithstanding anything herein to the contrary, to the extent this Agreement or any other Obligation Document purports to grant or to require the Debtor to grant, to Secured Parties a security interest in the FCC licenses ("FCC Licenses") of Debtor or any Subsidiary of Debtor (herein called a "Debtor Subsidiary"), Secured Parties shall only have a security interest in such FCC Licenses at such times and to the extent that a security interest in such FCC Licenses is permitted under applicable law. Notwithstanding anything to the contrary set forth herein, Secured Parties agree that to the extent prior FCC approval is required pursuant to the Act and/or the Applicable Regulations, for (a) the operation and effectiveness of any grant, right or remedy hereunder or under the other Obligation Documents or (b) taking any action that may be taken by Majority Lenders or Agent hereunder or under the other Obligation Documents, such grant, right, remedy of actions will be subject to such prior FCC approval having been obtained by or in favor of Majority Lenders or Agent, on behalf of Secured Parties (and Debtor will use its best efforts to obtain any such approval as promptly as possible). Debtor agrees that, upon and during the continuance of an Event of Default and at Agent's request, Debtor will, and will cause its Subsidiaries to, immediately file, or cause to be filed, such applications for approval and shall take all other and further actions required by Majority Lenders or Agent, on behalf of Secured Parties, to obtain such authorization, approvals, and consents as are necessary to transfer ownership and control to Agent, on behalf of Secured Parities, or their successors or assigns, of the FCC Licenses held by it or its Subsidiaries, or its interest in any Person holding any such FCC License. To enforce the provisions of this subsection 16(d), Majority Lenders or Agent (at the direction of Majority Lenders) are empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC an involuntary transfer of control of any FCC License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Debtor hereby agrees to authorize, and to cause Debtor Subsidiaries to authorize, such an involuntary transfer of control upon the request of the receiver so appointed and, if the Debtor or any Debtor Subsidiary shall refuse to authorize or cause any Debtor Subsidiary to so authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, the Debtor shall further use its best efforts to assist in obtaining approval of the FCC, if required, for any action or transactions contemplated by this Agreement or the other Obligation Documents, including, without limitation, preparation, execution and filing with the FCC of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License or transfer of control necessary or appropriate under the Act or the FCC's rules and regulations for approval of the transfer or assignment of any portion of the Pledged Shares, together with any FCC License or other authorization. Debtor acknowledges that the assignment or transfer of FCC Licenses is integral to the Secured Parties' realization of the value of the Pledged Shares, that there is no adequate remedy at law for failure by Debtor to comply with the provisions of this subsection 16(d) and that such failure would not be adequately compensable in damages, and therefore agree that the agreements contained in this subsection 16(d) may be specifically enforced .

     Notwithstanding anything to the contrary contained in this Agreement or any other Obligation Document, neither Agent nor any Secured Party shall, without first obtaining the approval of the FCC, take any action pursuant to this Agreement or any other Obligation Document which would constitute or result in any acquisition or transfer of ownership of any FCC License or Debtor Subsidiary, assignment of any FCC License or any change of control of an FCC License or Debtor Subsidiary or any other Person if such assignment, acquisition, transfer or change in control would require, under then existing law (including but not limited to the Applicable Regulations), the prior approval of the FCC.

     Agent acknowledges that after the occurrence of an Event of Default, all requisite consents of the FCC must be obtained prior to the exercise by Agent, or any Secured Party and/or a purchaser, at a public or private sale, of any rights as an owner of any Pledged Shares.

     Section 4.2.      Event of Default Remedies. If an Event of Default shall have occurred and be continuing, Majority Lenders or Agent (at Majority Lenders' direction) may from time to time in Majority Lenders' discretion, without limitation and without notice except as expressly provided below:

     (a)      exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, under the other Obligation Documents or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral);

     (b)      require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Majority Lenders or Agent, promptly assemble all books, records and information of Debtor relating to the Collateral at a place to be designated by Majority Lenders or Agent which is reasonably convenient to both parties;

     (c)      reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

     (d)      dispose of, at its office, on the premises of Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Parties' power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

     (e)      buy (or allow one or more of the Lenders to buy) the Collateral, or any part thereof, at any public sale;

     (f)      buy (or allow one or more of the Lenders to buy) the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; and

     (g)      apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment.

Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     Section 4.3.      Application of Proceeds. If any Event of Default shall have occurred and be continuing, Majority Lenders or Agent (at Majority Lenders' direction) may in its discretion apply any cash held by Agent or any Secured Party as Collateral, and any cash proceeds received by Agent or any Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Agent (at Majority Lenders' direction) may elect:

     (a)      To the repayment of all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Agent or any Secured Party in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Parties hereunder, or (iv) the failure of Debtor to perform or observe any of the provisions hereof;

     (b)      To the payment or other satisfaction of any Liens, encumbrances, or adverse claims upon or against any of the Collateral;

     (c)      To the pro rata reimbursement of Secured Parties for the amount of any obligations of Debtor or any Other Liable Party paid or discharged by Secured Parties pursuant to the provisions of this Agreement or the other Obligation Documents, and of any expenses of Secured Parties payable by Debtor hereunder or under the other Obligation Documents;

     (d)      To the satisfaction of any other Secured Obligations, in accordance with the Loan Agreement;

     (e)      By holding the same as Collateral;

     (f)      To the payment of any other amounts required by applicable law (including any provision of the UCC); and

     (g)      By delivery to Debtor or to whomever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

     Section 4.4.      Deficiency. In the event that the proceeds of any sale, collection or realization of or upon any collateral under the Security Agreement or of or upon Collateral by Secured Parties are insufficient to pay all Secured Obligations and any other amounts to which Secured Parties are legally entitled, Debtor shall be liable for the deficiency, together with interest thereon as provided in the governing Obligation Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Parties to collect such deficiency.

     Section 4.5.      Indemnity and Expenses. In addition to, but not in qualification or limitation of, any similar obligations under other Obligation Documents:

     (a)      Debtor will indemnify each Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), WHETHER OR NOT SUCH CLAIMS, LOSSES IN AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE, except to the extent such claims, losses or liabilities are proximately caused by such Secured Party's individual gross negligence or willful misconduct.

     (b)      Debtor will upon demand pay to such Secured Party the amount of any and all costs and expenses, including the fees and disbursements of such Secured Party's counsel and of any experts and agents, which Secured Parties may incur in connection with (i) the transactions which give rise to this Agreement, (ii) the exercise or enforcement of any of the rights of Secured Parties hereunder; or (iii) the failure by Debtor to perform or observe any of the provisions hereof, except expenses resulting from any Secured Party's gross negligence or willful misconduct.

     Section 4.6.      Non-Judicial Remedies. In granting to Secured Parties the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Parties to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended, however, to prevent Secured Parties from resorting to judicial process at its option.

     Section 4.7.      Other Recourse. Debtor waives any right to require any Secured Parties to proceed against any other Person, to exhaust any Collateral or other security for the Secured Obligations, or to have any Other Liable Party joined with Debtor in any suit arising out of the Secured Obligations or this Agreement, or pursue any other remedy in Secured Parties' power. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time. Debtor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased and irrespective of the validity or enforceability of any other Obligation Document to which Debtor or any Other Liable Party may be a party, and notwithstanding any death, incapacity, reorganization, or bankruptcy of any Other Liable Party or any other event or proceeding affecting any Other Liable Party. Until all of the Secured Obligations shall have been paid in full, Debtor shall have no right to subrogation and Debtor waives the right to enforce any remedy which any Secured Party has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Parties. Debtor authorizes each Secured Party, without notice or demand, without any reservation of rights against Debtor, and without in any way affecting Debtor's liability hereunder or on the Secured Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Majority Lenders may in their discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Secured Obligations or other security for the Secured Obligations, (d) waive, enforce, modify, amend, restate or supplement any of the provisions of any Obligation Document with any Person other than Debtor, and (e) release or substitute any Other Liable Party.

     Section 4.8.      Voting Rights, Dividends, Etc. in Respect of Pledged Shares.

     (a)      So long as no Default or Event of Default shall have occurred and be continuing:

     (i)      Debtor may exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Obligation Document; provided, however, that Debtor will not exercise or refrain from exercising any such right, as the case may be, if Majority Lenders give it notice that, in Majority Lenders' judgment, such action would have a material adverse effect on the value of the Pledged Shares or the benefits to Secured Parties of their security interest hereunder;

     (ii)      Debtor may receive and retain any and all dividends or interest paid in respect of the Pledged Shares; provided, however, that any and all

     (1)     dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Shares,

     (2)      dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

     (3)      cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares,

shall be, and shall forthwith be delivered to Agent, for the benefit of Secured Parties, to hold as, Pledged Shares and shall, if received by Debtor, be received in trust for the benefit of Secured Parties, be segregated from the other property or funds of Debtor, and be forthwith delivered to Agent in the exact form received with any necessary indorsement or appropriate stock powers duly executed in blank, to be held by Agent, for the benefit of Secured Parties, as Collateral; and

     (iii)      Agent will execute and deliver (or cause to be executed and delivered) to Debtor all such proxies and other instruments as Debtor may reasonably request for the purpose of enabling Debtor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection (a)(i) of this section and to receive the dividends which it is authorized to receive and retain pursuant to subsection (a)(ii) of this section.

     (b)      Upon the occurrence and during the continuance of a Default or an Event of Default:

     (i)      all rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection (a)(i) of this section shall, at the election of Majority Lenders or Agent (at Majority Lenders' direction), cease, and all such rights shall thereupon become vested in Agent which shall thereupon have the sole right to exercise such voting and consensual rights;

     (ii)      all rights of Debtor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to subsection (a)(ii) of this section shall automatically cease, and all such rights shall thereupon become vested in Agent which shall thereupon have the sole right to receive and hold as Pledged Shares such dividends and interest payments;

     (iii)      without limiting the generality of the foregoing, Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Pledged Shares, and, in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer, agent, registrar or other designated agent upon such terms and conditions as it may determine; and

     (iv)      all dividends and interest payments which are received by Debtor contrary to the provisions of subsection (b)(ii) of this section shall be received in trust for the benefit of Secured Parties, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Agent as Pledged Shares in the exact form received, to be held by Agent, for the benefit of Secured Parties, as Collateral.

     Section 4.9.      Private Sale of Pledged Shares. Debtor recognizes that Majority Lenders may deem it impracticable to effect a public sale of all or any part of the Pledged Shares and that Majority Lenders or Agent (at Majority Lenders' direction) may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Debtor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Majority Lenders or Agent (at Majority Lenders' direction) shall have no obligation to delay sale of any such securities for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act. Debtor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Dallas, Texas (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (ii) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the UCC (or any successor or similar, applicable statutory provision), notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that Agent may, in such event, bid for the purchase of such securities.

ARTICLE V. -- Miscellaneous

     Section 5.1.      Notices. Any notice or communication required or permitted hereunder shall be given as provided in the Loan Agreement.

     Section 5.2.      Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Debtor and Secured Parties, and no waiver of any provision of this Agreement, and no consent to any departure by Debtor therefrom, shall be effective unless it is in writing and signed by Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing.

     Section 5.3.      Preservation of Rights. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Secured Obligations. The rights and remedies of Secured Parties provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Secured Parties under any Obligation Document against any party thereto are not conditional or contingent on any attempt by Secured Parties to exercise any of its rights under any other Obligation Document against such party or against any other Person.

     Section 5.4.      Unenforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 5.5.      Survival of Agreements. All representations and warranties of Debtor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Obligation Documents and the creation of the Secured Obligations.

     Section 5.6.      Other Liable Party. Neither this Agreement nor the exercise by any Secured Party or the failure of any Secured Party to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other Obligation Document to which Debtor or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, and notwithstanding the reorganization or bankruptcy or other event or proceeding affecting any Other Liable Party.

     Section 5.7.      Binding Effect and Assignment. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Debtor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Parties hereunder, to the benefit of Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Secured Party may (except as otherwise provided in the Loan Agreement) pledge, assign or otherwise transfer any or all of its rights under any or all of the Obligation Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to such Secured Party, herein or otherwise. None of the rights or duties of Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Parties.

     Section 5.8.      Termination. Upon the satisfaction in full of the Secured Obligations, and the termination or expiration of the Loan Agreement and any other commitment of Secured Parties to extend credit to Debtor, then upon written request for the termination hereof delivered by Debtor to each Secured Party this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Debtor. Secured Parties will, upon Debtor's request and at Debtor's expense, (a) return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     Section 5.9.      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely within such State, except as required by mandatory provisions of law and except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereunder, in respect of any particular Collateral, are governed by the laws of a jurisdiction other than such State.

     Section 5.10.      Final Agreement. This written Agreement and the other Loan Documents represent the final agreement between the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. There are no unwritten oral agreements between the parties hereto.

     Section 5.11.      Counterparts. This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

     Section 5.12.      "Loan Document". This Agreement is a "Loan Document", as defined in the Loan Agreement, and, except as expressly provided herein to the contrary, this Agreement is subject to all provisions of the Loan Agreement governing such Loan Documents.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Debtor has caused this Agreement to be executed and delivered this Agreement by its officer thereunto duly authorized, as of the date first above written.

HISPANIC TELEVISION NETWORK, INC.

By:	/S/ FRANKLIN BYRD ______________________________ Franklin Byrd Chief Financial Officer and Secretary

SCHEDULE I

LENDERS

Goff Moore Strategic Partners, L.P.
777 Main Street, Suite 2250
Fort Worth, Texas 76012

GAINSCO, Inc.
c/o Goff Moore Strategic Partners, L.P.
777 Main Street, Suite 2250
Fort Worth, Texas 76012

Gregory T. Bucholz
c/o fob.com, Inc.
321 North Clark, Suite 310
Chicago, IL 60610

Iceberg Ventures
13400 U.S. Highway 42, Suite 290
Prospect, KY 40059

Joseph Cusimano
132 East Delaware Place
Apt. 6105
Chicago, IL 60611

James Ryffel
c/o Woodcrest Capital
3113 South University Drive
Suite 600
Fort Worth, Texas 76109

Robert Dow
P.O. Box 150665
Fort Worth, Texas 76108

Jane Rimer
4230 Park Lane
Dallas, Texas 76126

Keith B. Ohnmeis
P.O. Box 370
Wilson, WY 83014

Dan Canale
1505 Old Hillsboro Road
Franklin, TN 37069

Ted Anderson
c/o Kilgore & Kilgore
3131 McKinney Ave., Suite 700
Dallas, Texas 75204

David Chamberlain
P.O. Box 7926
Aspen, Colorado 81612

Alges Strikas
4900 Sears Tower
Chicago, Illinois 60606

Scot Hollman
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

J. Luther King Jr.
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Brent Clum
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Paul Greenwell
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

David Dowler
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Summit Partners
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Private Equity Partners I, L.P.
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Scott M. Kelberg
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Robert Holt
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Jim Orser
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

EXHIBIT A

Description of Interests in Issuers

All shares of stock owned by Debtor or in which Debtor otherwise has any rights, including, but not limited to, the following Issuers:

San Antonio Broadcasting Corporation
Beaumont Broadcasting Corporation
ATN Network, Inc.
Cleveland Broadcasting Corporation
Televideo, Inc.
MGB Entertainment, Inc.

together with all other shares of stock issued by any Issuer now owned or hereafter owned by Debtor

FINANCING STATEMENT

     This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

1.	The name and address of the debtor ("Debtor") is:
Hispanic Television Network, Inc. 6125 Airport Freeway, Suite 200 Fort Worth, TX 76117
2.	The name and address of each secured party (collectively the "Secured Party") is:

Goff Moore Strategic Partners, L.P.
777 Main Street, Suite 2250
Fort Worth, Texas 76012

GAINSCO, Inc.
c/o Goff Moore Strategic Partners, L.P.
777 Main Street, Suite 2250
Fort Worth, Texas 76012

Gregory T. Bucholz
c/o fob.com, Inc.
321 North Clark, Suite 310
Chicago, IL 60610

Iceberg Ventures
13400 U.S. Highway 42, Suite 290
Prospect, KY 40059

Joseph Cusimano
132 East Delaware Place
Apt. 6105
Chicago, IL 60611

James Ryffel
c/o Woodcrest Capital
3113 South University Drive
Suite 600
Fort Worth, Texas 76109

Robert Dow
P.O. Box 150665
Fort Worth, Texas 76108

Jane Rimer
4230 Park Lane
Dallas, Texas 76126

Keith B. Ohnmeis
P.O. Box 370
Wilson, WY 83014

Dan Canale
1505 Old Hillsboro Road
Franklin, TN 37069

Ted Anderson
c/o Kilgore & Kilgore
3131 McKinney Ave., Suite 700
Dallas, Texas 75204

David Chamberlain
P.O. Box 7926
Aspen, Colorado 81612

Alges Strikas
4900 Sears Tower
Chicago, Illinois 60606

Scot Hollman
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

J. Luther King Jr.
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Brent Clum
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Paul Greenwell
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

David Dowler
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Summit Partners
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Private Equity Partners I, L.P.
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Scott M. Kelberg
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Robert Holt
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Jim Orser
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

     3.      This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

     (a)     All rights, titles, and interests now owned or hereafter acquired by Debtor in all of the following, whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights: all shares of stock of each of Debtor's subsidiaries, including but not limited to the shares of stock described in Exhibit A hereto, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

     (b)     All proceeds of any and all of the foregoing Collateral.

     In each case, the foregoing shall be covered by this Financing Statement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     4.      This Financing Statement is presented for filing to the Secretary of State of Delaware.

HISPANIC TELEVISION NETWORK, INC.

By:	______________________________ Franklin Byrd Chief Financial Officer and Secretary

FINANCING STATEMENT

     This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

1.	The name and address of the debtor ("Debtor") is:
Hispanic Television Network, Inc. 6125 Airport Freeway, Suite 200 Fort Worth, TX 76117
2.	The name and address of each secured party (collectively the "Secured Party") is:

Goff Moore Strategic Partners, L.P.
777 Main Street, Suite 2250
Fort Worth, Texas 76012

GAINSCO, Inc.
c/o Goff Moore Strategic Partners, L.P.
777 Main Street, Suite 2250
Fort Worth, Texas 76012

Gregory T. Bucholz
c/o fob.com, Inc.
321 North Clark, Suite 310
Chicago, IL 60610

Iceberg Ventures
13400 U.S. Highway 42, Suite 290
Prospect, KY 40059

Joseph Cusimano
132 East Delaware Place
Apt. 6105
Chicago, IL 60611

James Ryffel
c/o Woodcrest Capital
3113 South University Drive
Suite 600
Fort Worth, Texas 76109

Robert Dow
P.O. Box 150665
Fort Worth, Texas 76108

Jane Rimer
4230 Park Lane
Dallas, Texas 76126

Keith B. Ohnmeis
P.O. Box 370
Wilson, WY 83014

Dan Canale
1505 Old Hillsboro Road
Franklin, TN 37069

Ted Anderson
c/o Kilgore & Kilgore
3131 McKinney Ave., Suite 700
Dallas, Texas 75204

David Chamberlain
P.O. Box 7926
Aspen, Colorado 81612

Alges Strikas
4900 Sears Tower
Chicago, Illinois 60606

Scot Hollman
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

J. Luther King Jr.
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Brent Clum
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Paul Greenwell
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

David Dowler
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Summit Partners
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Private Equity Partners I, L.P.
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Scott M. Kelberg
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Robert Holt
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Jim Orser
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

     3.      This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

     (a)     All rights, titles, and interests now owned or hereafter acquired by Debtor in all of the following, whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights: all shares of stock of each of Debtor's subsidiaries, including but not limited to the shares of stock described in Exhibit A hereto, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

     (b)     All proceeds of any and all of the foregoing Collateral.

     In each case, the foregoing shall be covered by this Financing Statement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     4.      This Financing Statement is presented for filing to the Secretary of State of Texas.

HISPANIC TELEVISION NETWORK, INC.

By:	______________________________ Franklin Byrd Chief Financial Officer and Secretary